                                                                   EXHIBIT 99.2

                         NOTICE OF GUARANTEED DELIVERY
                                WITH RESPECT TO
             10 3/4% SENIOR SUBORDINATED NOTES DUE 2008, SERIES A
                                      OF

                           CENTENNIAL CELLULAR CORP.

                   AND CENTENNIAL CELLULAR OPERATING CO. LLC

THIS FORM, OR ONE SUBSTANTIALLY EQUIVALENT HERETO, MUST BE USED BY ANY HOLDER OF 10 3/4% SENIOR SUBORDINATED NOTES DUE 2008, SERIES A (THE "OLD NOTES"), OF CENTENNIAL CELLULAR CORP., A DELAWARE CORPORATION ("CENTENNIAL"), AND CENTENNIAL CELLULAR OPERATING CO. LLC, A DELAWARE LIMITED LIABILITY COMPANY (TOGETHER WITH CENTENNIAL, THE "ISSUERS"), WHO WISHES TO TENDER OLD NOTES
PURSUANT TO THE EXCHANGE OFFER (AS DEFINED IN THE PROSPECTUS DATED     , 1999
(THE "PROSPECTUS")) OF THE ISSUERS AND (I) WHOSE OLD NOTES ARE NOT IMMEDIATELY AVAILABLE OR (II) WHO CANNOT DELIVER SUCH OLD NOTES OR ANY OTHER DOCUMENTS REQUIRED BY THE LETTER OF TRANSMITTAL ON OR BEFORE THE EXPIRATION DATE (AS DEFINED IN THE PROSPECTUS) OR (III) WHO CANNOT COMPLY WITH THE BOOK-ENTRY TRANSFER PROCEDURE ON A TIMELY BASIS. SUCH FORM MAY BE DELIVERED BY FACSIMILE TRANSMISSION, MAIL OR HAND DELIVERY TO THE EXCHANGE AGENT. SEE "THE EXCHANGE OFFER" IN THE PROSPECTUS.

                           CENTENNIAL CELLULAR CORP.
                     CENTENNIAL CELLULAR OPERATING CO. LLC
                         NOTICE OF GUARANTEED DELIVERY

                          THE EXCHANGE AGENT IS:

               NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION

      BY REGISTERED OR             BY HAND DELIVERY OR
       CERTIFIED MAIL:             OVERNIGHT COURIER:                IN PERSON:
   Norwest Bank Minnesota        Norwest Bank Minnesota,       Norwest Bank Minnesota,
    National Association          National Association          National Association
 Corporate Trust Operations    Corporate Trust Operations        Norstar East Bldg.
        P.O. Box 1517                Norwest Center                608 2nd Ave. S.
 Minneapolis, MN 55480-1517        Sixth and Marquette               12th Floor
                               Minneapolis, MN 55479-0113     Corporate Trust Services
                                                             Minneapolis, MN 55479-0113

                              BY FACSIMILE:

                              (612) 667-4927

                           CONFIRM BY TELEPHONE

                              (612) 667-9764

DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION VIA A FACSIMILE NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

  PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

Ladies and Gentlemen:

  The undersigned hereby tenders to the Issuers upon the terms and subject to the conditions set forth in the Prospectus and the related Letter of Transmittal, receipt of which is hereby acknowledged, the principal amount of Old Notes specified below pursuant to the guaranteed delivery procedures set forth under "The Exchange Offer" in the Prospectus. By so tendering, the undersigned does hereby make, at and as of the date hereof, the representations and warranties of a tendering Holder of Old Notes set forth in the Letter or Transmittal. The undersigned hereby tenders the Old Notes listed below:

     Certificate Numbers (If Available)                  Principal Amount Tendered

-------------------------------------------------------------------------------

 -----------------------------------      -----------------------------------

   All authority herein conferred or agreed to be conferred shall survive the death, incapacity, or dissolution of the undersigned, and every obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.

 If Old Notes will be tendered by
  book-entry transfer:

                                          Sign Here
 Name of Tendering Institution:

                                          ---------------------------------

 -----------------------------------                Signature(s)


 The Depository Trust Company             ---------------------------------
  Account No.:                                   Name (Please Print)


 -----------------------------------      ---------------------------------


 Date: _____________________________      ---------------------------------
                                             Address (Include Zip Code)


                                          ---------------------------------
                                            Area Code and Telpephone No.

                                   GUARANTEE

                    (Not to be Use for Signature Guarantee)

  The undersigned, a participant in a recognized Signature Guarantee Medallion Program, guarantees deposit with the Exchange Agent of the Letter of Transmittal (or facsimile thereof), together with the Old Notes tendered hereby in proper form for transfer, or confirmation of the book-entry transfer of such Old Notes into the Exchange Agent's account at the Depository Trust Company, pursuant to the procedure for book-entry transfer set forth in the Prospectus, and any other required documents, all by 5:00 p.m., New York City time, on the fifth New York Stock Exchange trading day following the Expiration Date (as defined in the Prospectus).

Name of Firm:                             Sign Here


-------------------------------------     -------------------------------------
                                                  Authorized Signature

                                          -------------------------------------
                                                   Name (Please Print)

                                          -------------------------------------

                                          -------------------------------------
                                               Address (include Zip code)

Date: _______________________________     _____________________________________
                                               Area Code and Telephone No.